UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GSR II METEORA ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GSR II METEORA ACQUISITION CORP.

418 Broadway, Suite N

Albany, New York 12207

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF GSR II METEORA ACQUISITION CORP.

TO BE HELD ON MAY 25, 2023

To the Stockholders of GSR II Meteora Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of GSR II Meteora Acquisition Corp., a Delaware corporation (“we”, “us”, “our” or “PubCo”), will be held on May 25, 2023 at 10:00 a.m. Eastern Time, via live webcast at the following address https://www.cstproxy.com/gsrmet/ext2023. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. PubCo recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. The accompanying proxy statement (the “Proxy Statement”), is dated May 3, 2023, and is first being mailed to stockholders of PubCo on or about May 3, 2023. You are cordially invited to attend the Special Meeting for the following purposes:

•

Proposal No. 1 — The “Extension Amendment Proposal” — to consider and vote upon a proposal to amend PubCo’s amended and restated certificate of incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which PubCo must (1) effect a merger, common stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, involving PubCo and one or more businesses or entities (an “initial business combination”), (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination and (3) redeem 100% of PubCo’s Class A common stock, par value $0.0001 per share (“PubCo Class A common stock”) included as part of the units sold in PubCo’s initial public offering that was consummated on March 1, 2022 (the “IPO”), from June 1, 2023 to July 1, 2023, and to allow PubCo, without another stockholder vote, to further extend the date to consummate an initial business combination on a monthly basis up to eight times by an additional one month each time after July 1, 2023, or later extended deadline date, by resolution of PubCo’s board of directors (the “board”), if requested by GSR II Meteora Sponsor LLC, a Delaware limited liability company (“Sponsor”), upon five days’ advance notice prior to the applicable deadline date, until March 1, 2024 (such date as extended, the “Extended Date”), unless the closing of the initial business combination shall have occurred prior thereto;

•

Proposal No. 2 — The “Trust Amendment Proposal” — to consider and vote upon a proposal to amend the Investment Management Trust Agreement, dated February 24, 2022, by and between PubCo and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental” and such agreement, the “Trust Agreement”) pursuant to an amendment in the form set forth in Annex B of the accompanying Proxy Statement (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”), to change the initial date on which Continental must commence liquidation of the Trust Account to the Extended Date or such later date as may be approved by our stockholders in accordance with the Charter if a letter of termination under the Trust Agreement is not received by Continental prior to such date; and

•

Proposal No. 3 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”).

Only holders of record of shares of PubCo Class A common stock and shares of Class B common stock of PubCo, par value $0.0001 per share (“PubCo Class B common stock”), at the close of business on April 26, 2023 are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment and the Trust Amendment are to allow us more time to complete an initial business combination. The Charter provides that we have until June 1, 2023 (i.e. 15 months from the consummation of the IPO), subject to three additional one-month extensions (the “Paid Extensions”) if the Sponsor or its affiliates or designees deposit an additional $0.033 per share of PubCo Class A common stock then outstanding (in each case, up to $1,043,625) into the Trust Account for each additional one-month extension to complete our initial business combination. On August 24, 2022, we entered into a transaction agreement (the “Transaction Agreement”) with Sponsor, BT Assets, Inc., a Delaware corporation (“BT Assets”), and Lux Vending, LLC, a Georgia limited liability company and wholly-owned subsidiary of BT Assets (“BT OpCo”), pursuant to which, among other things, PubCo will enter into a series of transactions with Sponsor, BT Assets and BT OpCo (each such transaction and the other transactions contemplated by the Transaction Agreement, collectively, the “business combination”). Accordingly, our board believes that the Extension is necessary in order to be able to consummate an initial business combination. Completion of the business combination is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Transaction Agreement and the approval of the transaction by our stockholders. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date by which PubCo must consummate an initial business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. While we have entered into the Transaction Agreement with Sponsor, BT Assets and BT OpCo, there can be no assurance that all of the conditions precedent set forth in the Transaction Agreement will be satisfied or that the proposed business combination will be consummated. The purpose of the Adjournment Proposal, if presented, is to allow PubCo to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Pursuant to our Charter, we are providing the holders of shares of PubCo Class A common stock originally sold as part of the units issued in our IPO (such holders, the “PubCo stockholders”) with the opportunity to redeem, in connection with the Extension Amendment Proposal, their PubCo Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by PubCo and Continental to hold the proceeds of the IPO and a portion of the proceeds of the sale of the private placement warrants (the “Trust Account”), including interest not previously released to PubCo to pay its taxes, divided by the number of then outstanding public shares (as defined in the accompanying Proxy Statement) (and which election we refer to as the “Election”). PubCo stockholders may elect to redeem their shares whether or not they are holders as of the record date and whether or not they vote “FOR” the Extension Amendment Proposal. PubCo stockholders who do not elect to redeem their shares would be entitled to submit their public shares for redemption in connection with the special meeting to vote to approve the transactions contemplated by the Transaction Agreement or have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. Notwithstanding the foregoing, a holder of the public shares, together with any affiliate of his, her or it, or any other person with whom he, she or it is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), will be restricted from seeking redemption rights with respect to more than 15% of the PubCo Class A common stock included in the units sold in the IPO, which we refer to as the “15% threshold.” Accordingly, all public shares in excess of the 15% threshold beneficially owned by a public stockholder or group will not be redeemed for cash. Each redemption of PubCo Class A common stock by PubCo’s public stockholders will decrease the amount in the Trust Account, which holds approximately $325.4 million as of December 31, 2022. In no event will PubCo redeem public shares in an amount that would cause its net tangible assets to be less than $5,000,001. See the section entitled

“The Extension Amendment Proposal — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash. Holders of PubCo’s outstanding warrants and rights sold in the IPO, which are exercisable for shares of PubCo Class A common stock under certain circumstances, do not have redemption rights in connection with the Extension Amendment Proposal. Sponsor and our officers and directors have agreed to waive their redemption rights with respect to any public shares held by them in connection with a stockholder vote to approve the Extension Amendment (without any consideration in exchange for such waiver). Currently, Sponsor, officers, directors and/or their affiliates own 20.0% of outstanding PubCo Class A common stock and PubCo Class B common stock on an as-converted basis. We have been informed by our Sponsor, officers, directors, and/or their affiliates that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

In addition, regardless of whether PubCo stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not elect to redeem their shares, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of an initial business combination. PubCo stockholders who do not make the Election would be entitled to submit their public shares for redemption in connection with the special meeting to vote to approve the transactions contemplated by the Transaction Agreement or have their public shares redeemed for cash if PubCo has not completed a business combination by the Extended Date.

We are not asking you to vote on an initial business combination, at this time. We have filed a separate preliminary proxy statement pursuant to which we will seek approval of the business combination, among other things, at a separate special meeting. If the Extension and the Trust Amendment are not approved, we may not be able to consummate an initial business combination. We urge you to vote at the Special Meeting regarding the Extension and the Trust Amendment. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit PubCo to consummate an initial business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate our initial business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which amount shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PubCo’s remaining stockholders and board of directors, liquidate and dissolve, subject, in each case, to PubCo’s obligations under the Delaware General Corporation Law (“DGCL”) to provide for claims of creditors and the other requirements of applicable law.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If PubCo complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against PubCo, a 90-day period during which PubCo may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

The approval of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on the record date. The approval of the Extension Amendment Proposal and Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination.

You are not being asked to vote on an initial business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

The board has unanimously determined that the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are advisable and recommends that you vote “FOR” Extension Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Your attention is directed to the Proxy Statement accompanying this notice (including the annexes thereto) for a more complete description of each of our proposals. You are encouraged to read the accompanying Proxy Statement carefully. If you have any questions or need assistance voting your shares, please call PubCo’s proxy solicitor, Morrow Sodali LLC, at (800) 662-5200 (banks and brokers call collect at (203) 658-9400).

By Order of the Board of Directors

/s/ Gus Garcia	/s/ Lewis Silberman
Gus Garcia Co-Chief Executive Officer GSR II Meteora Acquisition Corp.	Lewis Silberman Co-Chief Executive Officer GSR II Meteora Acquisition Corp.

Your vote is important. If you are a stockholder of record, please sign, date, and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.

GSR II METEORA ACQUISITION CORP.

418 Broadway, Suite N

Albany, New York 12207

SPECIAL MEETING

TO BE HELD ON MAY 25, 2023

PROXY STATEMENT

The Special Meeting (the “Special Meeting”) of GSR II Meteora Acquisition Corp. (“we”, “us”, “our” or “PubCo”) will be held on May 25, 2023 at 10:00 a.m. Eastern Time via live webcast at the following address https://www.cstproxy.com/gsrmet/ext2023, for the sole purpose of considering and voting upon the following proposals:

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Proposal No. 1 — The “Extension Amendment Proposal” — to consider and vote upon a proposal to amend PubCo’s amended and restated certificate of incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A hereto (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which PubCo must (1) effect a merger, common stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, involving PubCo and one or more businesses or entities (an “initial business combination”), (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination and (3) redeem 100% of PubCo’s Class A common stock, par value $0.0001 per share (“PubCo Class A common stock”) included as part of the units sold in PubCo’s initial public offering that was consummated on March 1, 2022 (the “IPO”), from June 1, 2023 to July 1, 2023, and to allow PubCo, without another stockholder vote, to further extend the date to consummate an initial business combination on a monthly basis up to eight times by an additional one month each time after July 1, 2023, or later extended deadline date, by resolution of PubCo’s board of directors (the “board”), if requested by GSR II Meteora Sponsor LLC, a Delaware limited liability company (“Sponsor”), upon five days’ advance notice prior to the applicable deadline date, until March 1, 2024 (such date as extended, the “Extended Date”), unless the closing of the initial business combination shall have occurred prior thereto;

•

Proposal No. 2 — The “Trust Amendment Proposal” — to consider and vote upon a proposal to amend the Investment Management Trust Agreement, dated February 24, 2022, by and between us and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental” and such agreement, the “Trust Agreement”) pursuant to an amendment in the form set forth in Annex B hereto (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”), to change the initial date on which Continental must commence liquidation of the Trust Account to the Extended Date or such later date as may be approved by our stockholders in accordance with the Charter if a letter of termination under the Trust Agreement is not received by Continental prior to such date; and

•

Proposal No. 3 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”).

The Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompany proxy statement. Please take time to carefully read each of the proposals in the accompanying proxy statement before you vote your shares.

For illustrative purposes, based on the fair value of marketable securities held in the Trust Account (as defined below) as of December 31, 2022 of approximately $325.4 million, the estimated per share redemption price would have been approximately $10.29, subject to adjustment for taxes payable from interest earned. The closing price of the public shares (as defined below) on the Nasdaq Stock Market (“Nasdaq”) on May 2, 2023, the most recent practicable closing price prior to the mailing of the proxy statement, was $10.36. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

The purpose of the Extension Amendment and Trust Amendment are to allow us more time to complete an initial business combination in case such additional time is needed. The Charter provides that we have until June 1, 2023 (i.e. 15 months from the consummation of the IPO), subject to three additional one-month extensions (the “Paid Extensions”) if the Sponsor or its affiliates or designees deposit an additional $0.033 per share of PubCo Class A common stock then outstanding (in each case, up to $1,043,625) into the Trust Account for each additional one-month extension to complete our initial business combination. Our board currently believes that there may not be sufficient time before June 1, 2023 (subject to the Paid Extensions) to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with an initial business combination and consummate the closing of an initial business combination. Accordingly, our board believes that in order for our stockholders to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, we may need to obtain the Extension. However, if we are able to consummate an initial business combination before the Special Meeting, we will not hold the Special Meeting.

The approval of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on the record date. The Extension Amendment Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of each other and approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the special meeting.

In connection with the Extension Amendment Proposal, stockholders may elect to redeem their PubCo Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of shares of then outstanding PubCo Class A common stock included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares”), and which election we refer to as the “Election”. An Election can be made regardless of whether such PubCo stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by PubCo stockholders who do not vote in person online or by proxy, or do not instruct their broker or bank how to vote, at the Special Meeting. Holders of public shares (the “PubCo stockholders”) may make an Election regardless of whether such PubCo stockholders were holders as of the record date. PubCo stockholders who do not make the Election would be entitled to submit their public shares for redemption in connection with the special meeting to vote to approve the transactions contemplated by the Transaction Agreements or have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether PubCo stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event an initial business combination is completed. We are not asking you to vote on an initial business combination, at this time. We urge you to vote at the Special Meeting regarding the Extension.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, PubCo stockholders who do not make the Election would be entitled to submit their public shares for redemption in connection with the special meeting to vote to approve the transactions contemplated by the Transaction Agreements or have their public shares redeemed for cash if PubCo has not completed a business combination by the Extended Date.

Sponsor and our officers and directors have agreed to waive their redemption rights with respect to any public shares held by them in connection with a stockholder vote to approve an amendment to our Charter (without any consideration in exchange for such waiver).

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $325.4 million that was in the Trust Account as of December 31, 2022. In such event, we may need to obtain additional funds to consummate an initial business combination and for PubCo’s shares of Class A common stock be or remain listed on the Nasdaq, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal and Trust Amendment Proposal are not approved and we do not consummate our initial business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which amount shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PubCo’s remaining stockholders and board of directors, liquidate and dissolve, subject, in each case, to PubCo’s obligations under the Delaware General Corporation Law (“DGCL”) to provide for claims of creditors and the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, par value $0.0001 per share (the “PubCo Class B common stock”), Sponsor or any other holder of PubCo Class B common stock, will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.

For illustrative purposes, based on the fair value of marketable securities held in the Trust Account as of December 31, 2022 of approximately $325.4 million, the estimated per share redemption price would have been approximately $10.29, subject to adjustment for taxes payable from interest earned. The closing price of the public shares on the Nasdaq on May 2, 2023, the most recent practicable closing price prior to the mailing of this proxy statement, was $10.36. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If PubCo complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against PubCo, a 90-day period during which PubCo may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our board has fixed the close of business on April 26, 2023 as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 39,531,250 shares of common stock outstanding, of which 31,625,000 were public shares and 7,906,250 were PubCo Class B common stock. PubCo’s warrants or rights do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

This proxy statement contains important information about the Special Meeting and the proposals. Please take time to carefully read each of the proposals in the accompanying proxy statement before you vote your shares.

PubCo is soliciting proxies on behalf of the board. This solicitation is being made by mail but also may be made by telephone or in person. PubCo and its directors, officers and employees may also solicit proxies in person. PubCo will file with the Securities and Exchange Commission (the “SEC”) all scripts and other electronic communications as proxy soliciting materials. PubCo will bear the cost of the solicitation.

PubCo has hired Morrow Sodali LLC (“Morrow Sodali”) to assist in the proxy solicitation process. PubCo will pay that firm a fee of $15,000, plus disbursements. PubCo will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. PubCo will reimburse them for their reasonable expenses.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the PubCo stockholders (provided that you are a stockholder on the record date for a meeting of stockholders to consider and vote on a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or PubCo has not consummated a business combination by the Extended Date.

This proxy statement is dated May 3, 2023 and is first being mailed to stockholders on or about May 3, 2023.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q:	Why am I receiving this proxy statement?

A:

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board for use at the Special Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company formed for the purpose of effecting a merger, common stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving PubCo and one or more businesses or entities. In March 2022, we consummated the IPO of 31,625,000 units, including the issuance of 4,125,000 units as a result of the underwriter’s full exercise of its over-allotment option, at $10.00 per unit, generating gross proceeds of approximately $316.3 million. Each unit consists of one share of PubCo Class A common stock, one warrant and one-sixteenth (1/16) of one right. Each warrant entitles the holder to purchase one share of PubCo Class A common stock at a price of $11.50 per share, subject to adjustment. Each holder of a whole right will receive one share of PubCo Class A common stock upon consummation of an initial business combination. Like most blank check companies, the Charter provides for the return of the IPO proceeds held in trust to the public stockholders if no qualifying initial business combination is consummated on or before a certain date. In our case, such certain date is June 1, 2023 (i.e. 15 months from the consummation of the IPO), subject to the Paid Extensions (the “business combination period”). On August 24, 2022, PubCo entered into a transaction agreement (the “Transaction Agreement”) with Sponsor, BT Assets, Inc., a Delaware corporation (“BT Assets”), and Lux Vending, LLC, a Georgia limited liability company and wholly-owned subsidiary of BT Assets (“BT OpCo”), pursuant to which, among other things, PubCo will enter into a series of transactions with Sponsor, BT Assets and BT OpCo (each such transaction and the other transactions contemplated by the Transaction Agreement, collectively, the “business combination”). The board has previously approved the business combination and believes that it is in the best interests of our stockholders to continue our existence until the Extended Date in order to allow us to effectuate this transaction. Accordingly, the board intends to submit the Extension Amendment Proposal and the Trust Amendment Proposal to the stockholders for their consideration and vote at the Special Meeting. In addition, we are proposing to submit to the stockholders for their consideration and vote at the Special Meeting the adjournment of the Special Meeting if requested by the chairman of the Special Meeting.

Q:	What is being voted on?

A:	You are being asked to vote on the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. Each proposal is listed below:

•

Proposal No. 1 - The “Extension Amendment Proposal” - to consider and vote upon a proposal to amend PubCo’s Charter pursuant to an amendment to the Charter in the form set forth in Annex A hereto to extend the date by which PubCo must (1) effectuate an initial business combination, (2) cease all operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem 100% of PubCo’s Class A common stock included as part of the units sold in PubCo’s IPO, from June 1, 2023 to July 1, 2023, and to allow PubCo, without another stockholder vote, to further extend the date to consummate an initial business combination on a monthly basis up to eight times by an additional one month each time after July 1, 2023, or later extended deadline date, by resolution of the board, if requested by Sponsor, upon five days’ advance notice prior to the applicable deadline date, until March 1, 2024, unless the closing of the initial business combination shall have occurred prior thereto;

•

Proposal No. 2 — The “Trust Amendment Proposal” — to consider and vote upon a proposal to amend the Trust Agreement pursuant to an amendment in the form set forth in Annex B hereto, to change the initial date on which Continental must commence liquidation of the Trust Account to the Extended Date or such later date as may be approved by our stockholders in accordance with the Charter if a letter of termination under the Trust Agreement is not received by Continental prior to such date; and

•

Proposal No. 3 - The “Adjournment Proposal” - to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

Q:	What are the purposes of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:

The sole purpose of the Extension Amendment Proposal and the Trust Amendment Proposal are to provide PubCo with sufficient time to complete an initial business combination. On August 24, 2022, PubCo entered into the “Transaction Agreement” with Sponsor, BT Assets and BT OpCo, pursuant to which, among other things, PubCo will enter into a series of transactions with Sponsor, BT Assets and BT OpCo. Our board currently believes that there will not be sufficient time within to complete the business combination. Accordingly, our board believes that the Extension and Trust Amendment are necessary in order to be able to consummate an initial business combination. Completion of the business combination is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Transaction Agreement and approval of the transaction by our stockholders. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date by which PubCo must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. While we have entered into the Transaction Agreement, there can be no assurance that all of the conditions precedent set forth in the Transaction Agreement will be satisfied or that the proposed transaction will be consummated. The purpose of the Adjournment Proposal, if presented, is to allow PubCo to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

The approval of the Extension Amendment Proposal and Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. The Extension Amendment Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of each other and approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

We are not asking you to vote on an initial business combination, at this time. We have filed a separate preliminary proxy statement pursuant to which we will seek approval of an initial business combination, among other things, at a separate special meeting. If the Extension and Trust Amendment are not approved, we may not be able to consummate an initial business combination. We urge you to vote at the Special Meeting regarding the Extension and Trust Amendment.

If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating an initial business combination on or before the Extended Date.

We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $325.4 million that was in the Trust Account as of December 31, 2022.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate our initial business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which amount shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PubCo’s remaining stockholders and board of directors, liquidate and dissolve, subject, in each case, to PubCo’s obligations under the DGCL to provide for claims of creditors and the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to the warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of PubCo Class B common stock will not receive any monies held in the Trust Account as a result of their ownership of the PubCo Class B common stock.

Q:	Why is PubCo proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:

Our Charter provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated by June 1, 2023 (i.e. 15 months from the consummation of the IPO), subject to three additional one-month extensions if the Sponsor or its affiliates or designees deposit an additional $0.033 per share of PubCo Class A common stock then outstanding (in each case, up to $1,043,625) into the Trust Account for each additional one-month extension. If we are not able to complete an initial business combination by June 1, 2023, any extension beyond such date will require our Sponsor to contribute an additional $0.033 per share of PubCo Class A common stock then outstanding (in each case, up to $1,043,625) into the Trust Account for each additional one-month extension. As we explain below, we may not be able to complete an initial business combination within the business combination period.

While we have entered into the Transaction Agreement and are currently in the process of completing the business combination, our board currently believes that there may not be sufficient time before June 1, 2023 (subject to the Paid Extensions), to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with an initial business combination and consummate the closing of an initial business combination. We are asking for an extension of this timeframe in order to have sufficient time to complete a business combination, which our board believes is in the best interest of our stockholders. Our efforts to complete an initial business combination will involve, among other things:

•	negotiating and executing related agreements;

•	completing proxy materials;

•	establishing a meeting date and record date for considering a business combination, and distributing proxy materials to stockholders; and

•	holding a special meeting of stockholders to consider the business combination.

Accordingly, in order for our stockholders to be able to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, we may need to obtain the Extension. Our board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem 100% of PubCo’s Class A common stock included as part of the units sold in PubCo’s IPO, from June 1, 2023 to July 1, 2023, and to allow PubCo, without another stockholder vote, to further extend the date to consummate an initial business combination on a monthly basis up to eight times by an additional one month each time after July 1, 2023, or later extended deadline date, by resolution of the board, if requested by Sponsor, upon five days’ advance notice prior to the applicable deadline date, until March 1, 2024, unless the closing of the initial business combination shall have occurred prior thereto. However, if we are able to consummate an initial business combination before the Special Meeting, we will not hold the Special Meeting.

The purpose of the Trust Amendment Proposal is to consider and vote upon a proposal to amend the Trust Agreement pursuant to an amendment in the form set forth in Annex B hereto, to change the initial date on which Continental must commence liquidation of the Trust Account to the Extended Date or such later date as may be approved by our stockholders in accordance with the Charter if a letter of termination under the Trust Agreement is not received by Continental prior to such date.

The purpose of the Adjournment Proposal is to allow PubCo to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. Accordingly, our board is proposing the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal to extend PubCo’s corporate existence up to the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the PubCo stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or PubCo has not consummated a business combination by the Extended Date.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, we will provide our stockholders with the opportunity to redeem all or a portion of their PubCo Class A common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

Our board believes, however, that stockholders should have an opportunity to evaluate an initial business combination, and if approved by our stockholders, PubCo should have an opportunity to consummate an initial business combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to hold a stockholder vote for the approval of an initial business combination, and if approved by our stockholders, consummate an initial business combination. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Moreover, voting “FOR” the Extension Amendment Proposal will not affect your right to seek redemption of your public shares in connection with the vote to approve a business combination. Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of the public shares in the event we do not complete a business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, we will provide our stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable initial business combination in the timeframe contemplated by our Charter.

Our board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

If the Extension Amendment Proposal is approved, such approval will constitute consent for PubCo to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for PubCo’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension Amendment if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which amount shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PubCo’s remaining stockholders and board of directors, liquidate and dissolve, subject, in each case, to PubCo’s obligations under the DGCL to provide for claims of creditors and the other requirements of applicable law.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q:	Why should I vote “FOR” the Trust Amendment Proposal?

A: We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B hereto, to change the date on which Continental must commence liquidation of the Trust Account to the Extended Date and such later date as may be approved by our stockholders in accordance with the Charter if a letter of termination under the Trust Agreement is not received by Continental prior to such date.

If the Trust Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or the amendment to the Trust Agreement contemplated thereby is not implemented, and we do not consummate our initial business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, and in accordance with our Charter, then as contemplated by and in accordance with the Trust Agreement, Continental has agreed that it will commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by us in connection with our inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the date that is the later of June 1, 2023 (subject to the Paid Extensions), and such later date as may be approved by our stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

Our board recommends that you vote in favor of the Trust Amendment Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and Trust Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q:	When would the board abandon the Extension?

A:

We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Q:	How do PubCo insiders intend to vote their shares?

A:

Our Sponsor, officers, directors, and/or their affiliates own 7,906,250 shares of PubCo Class B common stock. As of the record date, our Sponsor, officers, directors, and/or their affiliates beneficially own an aggregate of 20% of the outstanding shares of common stock.

The shares of PubCo Class B common stock carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, directors, executive officers and/or their affiliates that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Our Sponsor, directors, officers, advisors, or their affiliates may purchase public shares, warrants or rights in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination. There is no limit on the number of shares our Sponsor, directors, officers, advisors, or their affiliates may purchase in such transactions, subject to compliance with applicable law and Nasdaq rules. If they engage in such transactions, they will not make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller of such public shares or if such purchases are prohibited by Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If our Sponsor, directors, officers, advisors, or their affiliates engage in such transactions and disclose material nonpublic information to such sellers, they would expect to enter into non-disclosure agreements with such sellers that prohibits the further dissemination of any disclosed material nonpublic information. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. None of the funds held in the Trust Account will be used to purchase public shares, warrants or rights in such transactions. Such a purchase could include a contractual acknowledgement that such stockholder, although still the record holder of such public shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights and could include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser.

Although our Sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, our Sponsor, officers, directors and/or their affiliates may identify the stockholders with whom our Sponsor, officers, directors or their affiliates may pursue privately negotiated purchases by either the stockholders contacting us directly or by our receipt of redemption requests submitted by stockholders following our mailing of proxy materials in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. To the extent that our Sponsor, officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling stockholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against our initial business combination, whether or not such stockholder has already submitted a proxy with respect to the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal but only if such shares have not already been voted at the stockholder meeting related to the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Our Sponsor, officers, directors, advisors or their affiliates will select which stockholders to purchase shares from based on the negotiated price and number of shares and any other factors that they may deem relevant and will only purchase shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.

Any purchases by our Sponsor, officers, directors and/or their affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) and Rule 10b-5 of the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. Our Sponsor, officers, directors and/or their affiliates will not make purchases of common stock if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchases are subject to such reporting requirements.

In addition, the Sponsor may enter into arrangements with a limited number of PubCo stockholders pursuant to which such PubCo stockholders would agree not to redeem the public shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such PubCo stockholders with either shares of PubCo Class A common stock or PubCo Class B common stock pursuant to such arrangements.

Q:	What vote is required to adopt the Extension Amendment Proposal and Trust Amendment Proposal?

A:

The approval of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote (in person online or by proxy) of holders of at least 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting, and we have been informed by our Sponsor, directors, and executive officers and/or their affiliates who are holders of 20% of the outstanding shares of common stock that they intend to vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against this proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, PubCo may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

Q:	What vote is required to adopt the Adjournment Proposal?

A:

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the special meeting and entitled to vote thereon, and we have been informed by our Sponsor, directors, and executive officers and/or their affiliates who are holders of 20% of the outstanding shares of common stock that they intend to vote in favor of the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?

A:

If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” each of these proposals. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain, or do not vote on the Extension Amendment Proposal.

Q:	Is PubCo subject to the Investment Company Act of 1940?

A:

PubCo completed its IPO in March 2022. As a blank check company, the efforts of our board and management have been focused on searching for a target business with which to consummate an initial business combination since the completion of its IPO.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, which include proposals relating to the circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for SPACs satisfying certain criteria from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (“IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to SPACs, including a company like ours, that may not complete its initial business combination within 24 months from the effective date of its IPO Registration Statement. It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate PubCo. If we are required to liquidate PubCo, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. While the funds in the Trust Account continue to be invested in such instruments, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), PubCo currently intends, prior to the 24-month anniversary of the effective date its IPO Registration Statement, to instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination and the liquidation of PubCo. Interest on such deposit account is currently approximately 4.25% to 4.65% per annum, but such deposit account carries a variable rate and PubCo cannot assure you that such rate will not decrease or increase significantly. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. For the avoidance of doubt, the proceeds deposited in the Trust Account and the interest earned thereon shall not be used to pay for any excise tax due under the Inflation Reduction Act of 2022 (the “IR Act”) in connection with any redemptions of the public shares in connection with any redemption event.

In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate PubCo. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our stockholders would receive upon any redemption or liquidation of PubCo.

Q:	What happens if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?

A:

Our board will abandon the Extension Amendment and Trust Amendment if our stockholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal and any shares of PubCo Class A common stock submitted for redemption will be returned to the owner, and not redeemed.

If the Extension Amendment Proposal and Trust Amendment Proposal is not approved and we do not consummate our initial business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which amount shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PubCo’s remaining stockholders and board of directors, liquidate and dissolve, subject, in each case, to PubCo’s obligations under the DGCL to provide for claims of creditors and the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.

Q:	If the Extension Amendment Proposal and Trust Amendment Proposal are approved, what happens next?

A:	We will continue our efforts to consummate an initial business combination.

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to our Charter set forth in Annex A hereto and the amendments to the Trust Agreement set forth in Annex B hereto will become effective. We will remain a reporting company under the Exchange Act and our units, public shares, public warrants and rights will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors, and our officers as a result of their ownership of the Class B common stock.

If the Extension Amendment Proposal and Trust Amendment Proposal are not approved and we do not consummate our initial business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which amount shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PubCo’s remaining stockholders and board of directors, liquidate and dissolve, subject, in each case, to PubCo’s obligations under the DGCL to provide for claims of creditors and the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal was not approved, as described above.

Q:	What happens to warrants and rights if the Extension Amendment Proposal and Trust Amendment Proposal are not approved?

A:

If the Extension Amendment Proposal and Trust Amendment Proposal is not approved and we do not consummate our initial business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, and in accordance with our amended Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which amount shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PubCo’s remaining stockholders and board of directors, liquidate and dissolve, subject, in each case, to PubCo’s obligations under the DGCL to provide for claims of creditors and the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants or right, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.

Q:	What happens to warrants and rights if the Extension Amendment Proposal and Trust Amendment Proposal are approved?

A:

If the Extension Amendment Proposal and Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date.

The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of an initial business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

The rights will remain outstanding in accordance with their terms and represent the right to receive one share of PubCo Class A common stock upon the consummation of our initial business combination.

Q:	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:

Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Charter.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. You may change your vote by sending a later-dated, signed proxy card to PubCo’s Secretary at the address listed below prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person online. You also may revoke your proxy by sending a notice of revocation to PubCo’s Secretary, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:	What happens if I sell my shares of PubCo Class A common stock before the Special Meeting?

A:

The record date for the Special Meeting will be earlier than the date of the Special Meeting. If you transfer your shares of Class A common stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be entitled to any redemption rights with respect to such shares of Class A common stock.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe both the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a quorum requirement?

A:

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Special Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.

Q:	Who can vote at the Special Meeting?

A:

Only holders of record of our common stock at the close of business on April 26, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On this record date, 39,531,250 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How many votes do I have at the Special Meeting?

A:

PubCo’s stockholders are entitled to one vote at the Special Meeting for each share of PubCo Class A common stock or PubCo Class B common stock held of record as of the record date. As of the close of business on the record date, there were 31,625,000 shares of Class A common stock outstanding and 7,906,250 shares of PubCo Class B common stock outstanding.

Q:	Does the board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of PubCo and its stockholders. The board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Q:	What interests do PubCo’s Sponsor, directors and officers have in the approval of the proposals?

A:

The board and PubCo’s executive officers may have interests in the Extension Amendment Proposal, the Trust Amendment Proposal that are different from, in addition to or in conflict with, yours. These interests include ownership of PubCo Class B common stock and warrants that would become worthless if PubCo does not complete an initial business combination within the applicable time period and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers”.

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal or the Trust Amendment Proposal?

A:	No. There are no appraisal rights available to holders of shares of common stock or warrants in connection with the Extension Amendment Proposal or the Trust Amendment Proposal.

Q:	What do I need to do now?

A:

You are urged to carefully read and consider the information contained in this proxy statement, including the annexes attached hereto, and to consider how the Extension Amendment Proposal and the Trust Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank, or other nominee, on the voting instruction form provided by the broker, bank, or nominee.

Q:	How do I vote?

A:

If you were a holder of record of common stock on April 26, 2023, the record date for the Special Meeting, you may vote with respect to the applicable proposals in person online at the Special Meeting or by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting https://www.cstproxy.com/gsrmet/ext2023. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. PubCo recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting in person online. However, since you are not the stockholder of record, you may not vote your shares in person online at the Special Meeting unless you first request and obtain a valid legal proxy from your broker or other agent. You must then e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting. Please allow up to 72 hours prior to the Special Meeting for processing your 12-digit meeting control number.

Q:	What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:

At the Special Meeting, PubCo will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Extension Amendment and the Trust Amendment, and will have no effect on any of the other proposals.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by PubCo without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

Q:	How can I attend the Special Meeting?

A:

You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting https://www.cstproxy.com/gsrmet/ext2023. As a registered stockholder, you received a proxy card from Continental, which contains instructions on how to attend the Special Meeting in person online, including the URL address, along with your 12-digit meeting control number. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you do not have your 12-digit meeting control number, contact Continental at 917-262-2373 or e-mail Continental at proxy@continentalstock.com. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online by following the instructions below.

You can pre-register to attend the Special Meeting in person online starting May 22, 2023. Enter the URL address into your browser, and enter your 12-digit meeting control number, name, and email address. Once you pre-register you can vote or enter questions in the chat box. Prior to or at the start of the Special Meeting you will need to re-log in using your 12-digit meeting control number and will also be prompted to enter your 12-digit meeting control number if you vote in person online during the Special Meeting. PubCo recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If your shares are held in “street name”, you may attend the Special Meeting. You will need to contact Continental at the number or email address above, to receive a 12-digit meeting control number and gain access to the Special Meeting or otherwise contact your broker, bank, or other nominee as soon as possible, to do so. Please allow up to 72 hours prior to the Special Meeting for processing your 12-digit meeting control number.

If you do not have Internet capabilities, you can listen only to the Special Meeting by dialing 1 800-450-7155 (toll-free) if within the U.S. or Canada, or +1 857-999-9155 (standard rates apply) if outside of the U.S. and Canada, when prompted enter the pin 2108967#. This is listen only, you will not be able to vote or enter questions during the Special Meeting.

Q:	Do I need to attend the Special Meeting in person online to vote my shares?

A:

No. You are invited to attend the Special Meeting in person online to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting in person online to vote your shares. Instead, you may submit your proxy by signing, dating, and returning the applicable enclosed proxy card(s) in the pre-addressed postage-paid envelope. Your vote is important. PubCo encourages you to vote as soon as possible after carefully reading this proxy statement.

Q:	If I am not going to attend the Special Meeting in person online, should I return my proxy card instead?

A:

Yes. After carefully reading and considering the information contained in this proxy statement, please submit your proxy, as applicable, by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	Where will I be able to find the voting results of the Shareholder Meeting?

A:

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:

No. You may exercise your redemption rights whether you vote your public shares for or against the Extension Amendment or the Trust Amendment Proposal or do not vote your shares. As a result, the Extension Amendment and the Trust Amendment can be approved by stockholders who will redeem their public shares and no longer remain stockholders, leaving stockholders who choose not to redeem their public shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash, and the potential inability to meet the listing standards of Nasdaq.

Q:	If I vote for or against the Extension Amendment Proposal or the Trust Amendment Proposal, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote “for” or “against” the Extension Amendment Proposal or the Trust Amendment Proposal, or do not vote at all, you may elect to redeem your shares upon the approval or effectiveness of the Extension. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	How do I redeem my common stock?

A:

If the Extension Amendment and Trust Amendment are approved, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account. You will also be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination or if PubCo has not consummated our initial business combination by the Extended Date.

In order to exercise your redemption rights, you must, (i) (A) hold public shares, or (B) if you hold public shares through units, elect to separate your units into the underlying public shares, warrants and rights prior to exercising your redemption rights with respect to the public shares and (ii) prior to 5:00 p.m. Eastern time on May 23, 2023 (two business days before the Special Meeting), (A) submit a written request to PubCo’s transfer agent that PubCo redeem your public shares for cash and (B) deliver your stock to PubCo’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of Continental, PubCo’s transfer agent, is listed under the question “Who can help answer my questions?” below. PubCo requests that any request for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.

A physical stock certificate will not be needed if your stock is delivered to PubCo’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and PubCo’s transfer agent will need to act to facilitate the request. It is PubCo’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because PubCo does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with PubCo’s consent, until the vote is taken with respect to the Extension Amendment. If you delivered your shares for redemption to PubCo’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that PubCo’s transfer agent return the shares (physically or electronically). You may make such request by contacting PubCo’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”

Q:	Is there a limit on the number of shares I may redeem?

A:

A public stockholder, together with any of his or her affiliates or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to 15% or more of the public shares. Accordingly, all shares in excess of 15% of the public shares owned by a holder will not be redeemed. On the other hand, a public stockholder who holds less than 15% of the public shares may redeem all of the public shares held by him or her for cash.

Q:	If I hold warrants or rights, can I exercise redemption rights with respect to my warrants or rights?

A:	No. There are no redemption rights with respect to the warrants or rights.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards, or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	What is the quorum requirement for the Special Meeting?

A:

A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Special Meeting.

As of the record date for the Special Meeting, 19,765,626 shares of common stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the Special Meeting.

Abstentions will be counted towards the quorum requirement, but broker non-votes will not. If there is no quorum, the chairman of the meeting may adjourn the Special Meeting to another date.

Q:	Who is paying for this proxy solicitation?

A:

PubCo is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail but also may be made by telephone or in person. PubCo and its directors, officers and employees may also solicit proxies in person. PubCo will file with the Securities and Exchange Commission (the “SEC”) all scripts and other electronic communications as proxy soliciting materials. PubCo will bear the cost of the solicitation.

PubCo has hired Morrow Sodali to assist in the proxy solicitation process. PubCo will pay that firm a fee of $15,000, plus disbursements. PubCo will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. PubCo will reimburse them for their reasonable expenses.

Q:	Who can help answer my questions?

A:	If you have questions about the stockholder proposals, or if you need additional copies of this proxy statement, the proxy card, or the consent card you should contact our proxy solicitor at:

Morrow Sodali LLC

Telephone: (800) 662-5200

(banks and brokers call collect at (203) 658-9400)

Email: GSRM.info@investor.morrowsodali.com

You may also contact PubCo at:

GSR II Meteora Acquisition Corp.

418 Broadway, Suite N

Albany, New York 12207

Tel: (561) 532-4682

To obtain timely delivery, PubCo’s stockholders must request the materials no later than five business days prior to the Special Meeting.

You may also obtain additional information about PubCo from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to PubCo’s transfer agent prior to 5:00 p.m., New York time, on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attention: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

FORWARD-LOOKING STATEMENTS

Certain statements included in this proxy statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding PubCo, PubCo’s management team’s expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

•	the possibility that we may be unable to obtain the requisite shareholder approval of the Extension Amendment Proposal or the Trust Amendment Proposal, each as described below;

•	our ability to consummate an initial business combination;

•	the inability to complete a potential financing of an initial business combination;

•	the expected benefits of an initial business combination; and

•	the financial and business performance of PubCo following the closing of an initial business combination.

While forward-looking statements reflect PubCo’s good faith beliefs, they are not guarantees of future performance. These forward-looking statements are based on information available as of the date they were made, and current expectations, forecasts, and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For a further discussion of these and other factors that could cause PubCo’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in PubCo’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 30, 2023 and in other reports PubCo files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to PubCo (or to third parties making the forward-looking statements).

RISK FACTORS

In addition to the below risk factor, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 30, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that approving the Extension Amendment Proposal and the Trust Amendment Proposal will enable us to complete the business combination.

Approving the Extension Amendment Proposal and the Trust Amendment Proposal involve a number of risks. Even if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we can provide no assurances that the business combination will be consummated prior to the Extended Date. Our ability to consummate the business combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer public stockholders the opportunity to elect to have us redeem their public shares in connection with the approval of the Extension Amendment Proposal, and, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by our stockholders at the Special Meeting.

We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our stock.

On August 16, 2022, the IR Act was signed into law. The IR Act provides for, among other measures, a new 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations. Because we are a Delaware corporation and our securities are trading on Nasdaq, we are a “covered corporation” for this purpose. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom the shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased. For purposes of calculating the excise tax, however, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

On December 27, 2022, the U.S. Department of the Treasury issued Notice 2023-2 (the “Notice”) as interim guidance until publication of forthcoming proposed regulations on the excise tax on stock buybacks. Although the guidance in the Notice does not constitute proposed or final Treasury regulations, but a notice of proposed regulations Treasury intends to issue in the future, taxpayers may rely upon the guidance provided in the Notice until the issuance of the forthcoming proposed regulations and certain of the forthcoming proposed regulations would (if issued) apply retroactively. The Notice generally provides that if a covered corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such covered corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax.

As described under the “Extension Amendment Proposal and pursuant to our Charter, we are providing the PubCo stockholders with the opportunity to redeem their public shares in connection with the Extension Amendment Proposal. Because any such redemptions will occur after December 31, 2022 such redemptions may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with any such redemptions would depend on a number of factors, including (i) the fair market value of the redemptions in connection with the Extension Amendment Proposal, together with any other redemptions or repurchases we consummate in the same taxable Year, (ii) the nature and amount of any “PIPE” or other equity issuances, in connection with the business combination or otherwise, issued within the same taxable year as the redemptions in connection with the Extension Amendment Proposal, (iii) whether we completely liquidate and dissolve within the taxable year of the redemptions in connection with the Extension Amendment Proposal, and (iv) the content of final and proposed regulations and further guidance from the U.S. Department of the Treasury. Because any excise tax would be payable by us, not by the redeeming holder, and not by or from the Trust Account, the mechanics of any required payment of the excise tax have not been determined.

As described under the section of this proxy statement entitled “Questions and Answers About the Proposals for PubCo Stockholders — What happens if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved” if PubCo has not consummated an initial business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, we will redeem the PubCo Class A common stock in a liquidating distribution. We do not expect such redemption in connection with the liquidating distribution to be subject to the excise tax under the Notice, however such expectation is subject to a number of factual and legal uncertainties, including further guidance from the U.S. Department of the Treasury.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete a business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), which include proposals relating to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and the time required to consummate a business combination, and may constrain the circumstances under which we could complete a business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete the business combination and instead be required to liquidate. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of PubCo.

The SPAC Rule Proposals include proposals relating to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for SPACs satisfying certain criteria from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its IPO Registration Statement. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

We completed our IPO in March 2022 and operated as a blank check company searching for a target business with which to consummate an initial business combination since that time until our announcement regarding our proposed business combination on August 24, 2022. There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its initial business combination within 24 months from the effective date of its IPO Registration Statement. While we expect to complete our initial business combination within 24 months of the effective date of our IPO Registration Statement, if we are unable to do so, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate PubCo. If we are required to liquidate PubCo, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. While the funds in the Trust Account continue to be invested in such instruments, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), PubCo currently intends, prior to the 24-month anniversary of the effective date its IPO Registration Statement, to instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination and the liquidation of PubCo. Interest on such deposit account is currently approximately 4.25% to 4.65% per annum, but such deposit account carries a variable rate and PubCo cannot assure you that such rate will not decrease or increase significantly. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. For the avoidance of doubt, the proceeds deposited in the Trust Account and the interest earned thereon shall not be used to pay for any excise tax due under the IR Act in connection with any redemptions of the public shares in connection with any redemption event.

In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate PubCo. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our stockholders would receive upon any redemption or liquidation of PubCo.

The Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A common stock, units, public warrants and rights are listed on the Nasdaq. Although we currently meet the minimum initial listing standards set forth in the Nasdaq listing standards, our securities may not be listed on the Nasdaq in the future or prior to an initial business combination. In order to continue listing our securities on the Nasdaq prior to an initial business combination, we must maintain certain financial, distribution and share price levels. Generally, we must maintain a minimum amount in stockholders’ equity (generally $10.0 million) and a minimum number of holders of our securities (generally 400 public holders). Additionally, in connection with our initial business combination, we will be required to demonstrate compliance with the Nasdaq initial listing requirements, which are more rigorous than the Nasdaq continued listing requirements, in order to continue to maintain the listing of our securities on the Nasdaq. For instance, our share price would generally be required to be at least $4.00 per share, our stockholders’ equity would generally be required to be at least $15.0 million and we would be required to have a minimum of 400 round lot holders of our securities. We may not be able to meet those listing requirements at that time, especially if there are a significant number of redemptions in connection with an initial business combination or the Extension Amendment Proposal. If our securities do not meet the Nasdaq’s continued listing requirements, the Nasdaq may delist our securities from trading on its exchange.

If the Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our shares of Class A common stock are a “penny stock” which will require brokers trading in our shares of Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A common stock, public warrants and rights are listed on the Nasdaq, our units, Class A common stock, public warrants and rights qualify as covered securities under the statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the Nasdaq, our securities would not qualify as covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

BACKGROUND

PubCo is a blank check company incorporated on October 13, 2021 as a Delaware corporation and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

As of the date of this proxy statement, PubCo has not yet commenced operations. All activity through the date of this proxy statement relates to PubCo’s formation and IPO, which is described below, and since the IPO, its search for a business combination. PubCo will not generate any operating revenues until after the completion of the business combination, at the earliest. PubCo generates non-operating income from the proceeds held in the Trust Account. PubCo has selected December 31 as its fiscal year end.

PubCo’s sponsor is GSR II Meteora Sponsor LLC, a Delaware limited liability company. The registration statement for our IPO was declared effective on February 24, 2022. On March 1, 2022, we consummated the IPO of 31,625,000 units, including the issuance of 4,125,000 units as a result of the underwriter’s full exercise of their over-allotment option, at $10.00 per unit, generating gross proceeds of approximately $316.3 million. Each unit consists of one share of PubCo Class A common stock, one PubCo public warrant and one-sixteenth (1/16) of one PubCo right. Each PubCo public warrant entitles the holder to purchase one share of PubCo Class A common stock at a price of $11.50 per share, subject to adjustment. Each holder of a whole PubCo right will receive one share of PubCo Class A common stock upon consummation of the business combination.

Simultaneously with the closing of the IPO, we consummated the private placement of 12,223,750 PubCo private placement warrants at a price of $1.00 per PubCo private placement warrant to Sponsor, generating proceeds of approximately $12.2 million.

Upon the closing of the IPO and the private placement, approximately $321.0 million ($10.15 per unit) of net proceeds, including the net proceeds of the IPO and certain of the proceeds of the private placement, was placed in the Trust Account with Continental Stock Transfer & Trust Company acting as trustee and invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by us, until the earlier of: (i) the completion of a business combination or (ii) the distribution of the Trust Account as described below.

PubCo will provide holders of the outstanding shares of PubCo Class A common stock with the opportunity to redeem all or a portion of their public shares upon the completion of the business combination either (i) in connection with a stockholder meeting called to approve the business combination or (ii) by means of a tender offer. The public stockholders will be entitled to redeem their public shares for a pro rata portion of the amount then held in the Trust Account. The per-share amount to be distributed to public stockholders who redeem their public shares will not be reduced by the business combination marketing fee PubCo previously agreed to pay to Oppenheimer, prior to Oppenheimer’s termination of the business combination marketing agreement.

If we are unable to complete a business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining public stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

PubCo Class A common stock, rights, public warrants and units are currently listed on the Nasdaq under the symbols “GSRM”, “GSRMR”, “GSRMW” and “GSRMU”, respectively.

PubCo’s principal executive office is located at 418 Broadway, Suite N, Albany, New York 12207 and its telephone number is (561) 532-4682. PubCo’s corporate website address is https://gsrmet.com/. PubCo’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement. The website address is included as an inactive textual reference only.

U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of the material U.S. federal income tax consequences for holders of PubCo Class A common stock that elect to have their PubCo Class A common stock redeemed for cash if the Extension Amendment Proposal and Trust Amendment Proposal are approved. This discussion applies only to shares of PubCo Class A common stock held as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment).

The following does not purport to be a complete analysis of all potential tax effects stemming from the redemption of PubCo Class A common stock if the Extension Amendment Proposal and Trust Amendment Proposal are approved. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this section applies and could affect the accuracy of the statements herein. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of a redemption.

This discussion does not address all U.S. federal income tax consequences that may be relevant to your particular circumstances, including the impact of the Medicare contribution tax on net investment income and the alternative minimum tax. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	persons holding PubCo Class A common stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies, and other financial institutions;

•	brokers, dealers, or traders in securities;

•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	tax-exempt organizations or governmental organizations;

•	persons deemed to sell their PubCo Class A common stock under the constructive sale provisions of the Code;

•	persons who hold or receive PubCo Class A common stock pursuant to the exercise of any employee stock option or otherwise as compensation;

•	tax-qualified retirement plans;

•	the Sponsor and owners thereof;

•	“real estate investment trusts” as defined in Section 856 of the Code and “regulated investment companies” as defined in Section 851 of the Code;

•	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds; and

•	persons who actually or constructively own 5% or more (by vote or value) of PubCo Class A common stock.

If you are a partnership (or other pass-through entity) for U.S. federal income tax purposes, the tax treatment of your partners (or other owners) will generally depend on the status of the partners, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships (or other pass-through entities) and the partners (or other owners) in such partnerships (or such other pass-through entities) should consult their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of shares of PubCo Class A common stock who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

an entity treated as a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

Redemption of PubCo Class A Common Stock. In the event that a U.S. holder’s PubCo Class A common stock is redeemed pursuant to the redemption provisions described in the section entitled “The Extension Amendment Proposal — Redemption Rights,” the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the PubCo Class A common stock under Section 302 of the Code. If the redemption qualifies as a sale of the PubCo Class A common stock, the U.S. holder will be treated as described under “— U.S. Holders — Gain or Loss on Redemption Treated as a Sale of PubCo Class A common stock” below. If the redemption does not qualify as a sale of the PubCo Class A common stock, the U.S. holder will be treated as receiving a corporate distribution with the tax consequences described below under “— U.S. Holders — Taxation of Redemption Treated as a Distribution.”

Whether a redemption qualifies for sale treatment will depend largely on whether the U.S. holder owns any PubCo Class A common stock following the redemption (including any stock owned as a result of the exchange of a right and any stock treated as constructively owned as a result of owning warrants or as a result of attribution from certain related individuals and entities), and if so, the total number of shares of PubCo Class A common stock held by the U.S. holder both before and after the redemption (again taking into account actual and constructive ownership) relative to all of our shares outstanding before and after the redemption. The redemption of PubCo Class A common stock generally will be treated as a sale of the PubCo Class A common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only PubCo Class A common stock actually owned by the U.S. holder, but also shares of PubCo Class A common stock that are constructively owned by it. A U.S. holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, (which would generally include PubCo Class A common stock that could be acquired pursuant to the exercise of the warrants or received in exchange for rights.) Moreover, shares of our stock that are issued pursuant to the business combination generally should be included in determining the U.S. federal income tax treatment of the redemption.

In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately following the redemption of PubCo Class A common stock must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by such U.S. holder immediately before the redemption (taking into account both redemptions by other holders of PubCo Class A common stock and any stock to be issued in connection with the business combination). Because holders of PubCo Class A common stock are not entitled to elect directors until after the completion of the business combination, the PubCo Class A common stock may not be treated as voting stock for this purpose and, consequently, the substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. holder are redeemed, the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. holder does not constructively own any other stock. The redemption of our PubCo Class A common stock will not be essentially equivalent to a dividend if a U.S. holder’s redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution, and the tax effects will be as described under “— U.S. Holders — Taxation of Redemption Treated as a Distribution” below. After the application of those rules, any remaining tax basis of the U.S. holder in the redeemed PubCo Class A common stock will be added to the U.S. holder’s adjusted tax basis in its remaining stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Gain or Loss on Redemption Treated as a Sale of PubCo Class A common stock. If the redemption qualifies as a sale of PubCo Class A common stock, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized in the redemption and the U.S. holder’s adjusted tax basis in its disposed of PubCo Class A common stock. The amount realized is the sum of the amount of cash and the fair market value of any property received and a U.S. holder’s adjusted tax basis in its PubCo Class A common stock generally will equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder that were treated as a return of capital for U.S. federal income tax purposes.

Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the PubCo Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the PubCo Class A common stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Taxation of Redemption Treated as a Distribution. If the redemption does not qualify as a sale of PubCo Class A common stock, a U.S. holder will generally be treated as receiving a distribution. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its PubCo Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the PubCo Class A common stock as described under “— U.S. Holders — Gain or Loss on Redemption Treated as a Sale of PubCo Class A common stock” above.

Dividends (including constructive dividends paid pursuant to a redemption of our PubCo Class A common stock) we pay to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends (including constructive dividends paid pursuant to a redemption of our PubCo Class A common stock) treated as investment income for purposes of investment interest deduction limitations), and provided that certain holding period requirements are met, dividends we pay to a non-corporate U.S. holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the PubCo Class A common stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Information Reporting and Backup Withholding. In general, information reporting requirements will apply to distributions (including dividends or constructive dividends paid pursuant to a redemption of our PubCo Class A common stock) paid to a U.S. holder and to the proceeds of the sale or other disposition of shares of PubCo Class A common stock, unless the U.S. holder is an exempt recipient. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

Non-U.S. Holders

For purposes of this discussion, a “Non-U.S. holder” is any beneficial owner of our PubCo Class A common stock that is neither a U.S. holder nor an entity classified as a partnership for U.S. federal income tax purposes.

Redemption of PubCo Class A Common Stock. The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. holder’s PubCo Class A common stock pursuant to the redemption provisions described in the section entitled “The Extension Amendment Proposal — Redemption Rights” generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. holder’s PubCo Class A common stock, as described under “— U.S. Holders — Redemption of PubCo Class A common stock” above, and the consequences of the redemption to the Non-U.S. holder will be as described below under “— Non-U.S. Holders — Gain on Redemption Treated as a Sale of PubCo Class A common stock” and “— Non-U.S. Holders — Taxation of Redemption Treated as a Distribution,” as applicable.

Gain on Redemption Treated as a Sale of PubCo Class A common stock. A Non-U.S. holder will not be subject to U.S. federal income tax on any gain realized on a redemption treated as a sale of our PubCo Class A common stock unless:

•

the gain is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable);

•	the Non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met; or

•

we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held PubCo Class A common stock.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at regular rates. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

Gain recognized by a Non-U.S. holder described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. holder (even though the individual is not considered a resident of the United States), provided that the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

If the third bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale, exchange or other disposition of shares of our PubCo Class A common stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, a buyer of PubCo Class A common stock may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. We believe that we are not, and have not been at any time since our formation, a United States real property holding corporation and we do not expect to be a United States real property holding corporation at the time of any redemptions in connection with the Extension Amendment Proposal.

Taxation of Redemption Treated as a Distribution. If the redemption does not qualify as a sale of PubCo Class A common stock, a Non-U.S. holder will generally be treated as receiving a distribution. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits, will constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. holder’s adjusted tax basis in its PubCo Class A common stock.

Any remaining excess will be treated as gain realized on the sale or other disposition of the PubCo Class A common stock and will be treated as described under “— Non-U.S. Holders — Gain on Redemption Treated as a Sale of PubCo Class A common stock” above. In general, with respect to any distributions that constitute dividends for U.S. federal income tax purposes and are not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (on an IRS Form W-8BEN or W-8BEN-E or other applicable documentation).

If dividends paid to a Non-U.S. holder are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. holder will be exempt from the 30% U.S. federal withholding tax described above if such Non-U.S. holder furnishes to the applicable withholding agent a valid IRS Form W-8ECI certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at regular rates. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Information Reporting and Backup Withholding. Payments of dividends (including constructive dividends received pursuant to a redemption of PubCo Class A common stock) on our PubCo Class A common stock will not be subject to backup withholding, provided that the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any payments of distributions on our PubCo Class A common stock paid to a Non-U.S. holder, regardless of whether such distributions constitute dividends or whether any tax was actually withheld. In addition, proceeds of the sale or other taxable disposition of our PubCo Class A common stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds of a disposition of our PubCo Class A common stock conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. holder resides or is established.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

FATCA Withholding Taxes

Sections 1471 to 1474 of the Code (such sections commonly referred to as “FATCA”) impose withholding of 30% on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on PubCo Class A common stock to stockholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. holder or an individual Non-U.S. holder that timely provides the certifications required on a valid IRS Form W-9 or W-8BEN, respectively. Holders potentially subject to withholding include “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a redemption of PubCo Class A common stock.

THE SPECIAL MEETING

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board for use at the Special Meeting and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about May 3, 2023. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time and Place.

The Special Meeting will be held on May 25, 2023, at 10:00 a.m., Eastern time, conducted via live webcast at the following address https://www.cstproxy.com/gsrmet/ext2023. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. PubCo recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.

Purpose of the Special Meeting.

At the Special Meeting, PubCo will ask the stockholders to vote in favor of the following proposals:

•	Proposal No. 1 — The “Extension Amendment Proposal” — a proposal to approve the adoption of the Extension Amendment and the Extension;

•	Proposal No. 2 — The “Trust Amendment Proposal” — a proposal to approve the adoption of the Trust Amendment; and

•

Proposal No. 3 — The “Adjournment Proposal” — a proposal to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

Record Date and Voting

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of PubCo Class A common stock or PubCo Class B common stock at the close of business on April 26, 2023, which is the record date for the Special Meeting. You are entitled to one vote for each share of PubCo Class A common stock or PubCo Class B common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank, or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 31,625,000 shares of PubCo Class A common stock outstanding and 7,906,250 shares of PubCo Class B common stock outstanding, of which all such shares of PubCo Class B common stock are held by our Sponsor, officers, directors, and/or their affiliates.

Our Sponsor, officers, directors, and/or their affiliates intend to vote all of their shares of PubCo Class B common stock and any public shares acquired by them in favor of the Extension Amendment Proposal and Trust Amendment Proposal. PubCo’s issued and outstanding warrants or rights do not have voting rights at the Special Meeting.

Voting Your Shares

Each share of PubCo Class A common stock or PubCo Class B common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of common stock that you own.

If you are a holder of record, there are two ways to vote your shares of common stock at the Special Meeting:

•

You can vote by completing, signing, and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker, or other nominee, you will need to follow the instructions provided to you by your bank, broker, or other nominee to ensure that your shares are represented and voted at the applicable special meeting(s). If you vote by proxy card, your “proxy”, whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of common stock will be voted as recommended by the board. With respect to proposals for the Special Meeting, that means: “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

•	You can attend the Special Meeting and vote in person online. You will be given a ballot when you arrive.

However, if your shares of common stock are held in the name of your broker, bank, or other nominee, you must get a proxy from the broker, bank, or other nominee. That is the only way we can be sure that the broker, bank, or nominee has not already voted your shares of common stock.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of common stock, you may call Morrow Sodali LLC, our proxy solicitor, at (800) 662-5200 (toll free) or banks and brokers can call collect at (203) 658-9400.

Quorum and Vote Required for the Proposals

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. Abstentions will count as present for the purpose of establishing a quorum. Broker non-votes will not be counted for the purpose of determining the existence of a quorum.

The approval of the Extension Amendment Proposal and Trust Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against these proposals.

The approval of the Adjournment Proposal requires the affirmative vote (in person online or by proxy) of the holders of a majority of the shares of common stock entitled to vote and actually cast thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on these proposals.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate our initial business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which amount shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PubCo’s remaining stockholders and board of directors, liquidate and dissolve, subject, in each case, to PubCo’s obligations under the DGCL to provide for claims of creditors and the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.

The approval of the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

In addition, our Sponsor, directors, officers, advisors, or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to or following the Special Meeting.

None of our Sponsor, directors, officers, advisors, or their affiliates will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. If our Sponsor, directors, officers, advisors, or their affiliates engage in such transactions and disclose material nonpublic information to such sellers, they would expect to enter into non-disclosure agreements with such sellers that prohibits the further dissemination of any disclosed material nonpublic information. Although none of the Sponsor, directors, officers, advisors, or their affiliates currently anticipate paying any premium purchase price for such public shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by our Sponsor, directors, officers, advisors or their affiliates, or the price such parties may pay.

Although our Sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, and such transactions are effected, the consequence could be to cause the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Extension Amendment Proposal. The Trust Amendment Proposal and the Adjournment Proposal and other proposals and would likely increase the chances that such proposals would be approved. If the market does not view the Extension Amendment Proposal., the Trust Amendment Proposal and the Adjournment Proposal positively, purchases of public shares may have the effect of counteracting the market’s view, which would otherwise be reflected in a decline in the market price of PubCo’s securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of PubCo’s securities.

As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by PubCo or the persons described above have been entered into with any such investor or holder. PubCo will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Abstentions and Broker Non-Votes

Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. PubCo believes the proposals presented to its stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote”.

Abstentions will be counted for purposes of determining the presence of a quorum at the Special Meeting but broker non-votes will not. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Extension Amendment Proposal and the Trust Amendment Proposal and will have no effect on the Adjournment Proposal.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:

•	you may send another later-dated, signed proxy card so that it is received by PubCo’s secretary prior to the meeting;

•	you may notify PubCo’s secretary, in writing, before the special meeting that you have revoked your proxy; or

•	you may attend the Special Meeting, revoke your proxy, and vote in person, as indicated above.

Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of shares of common stock or warrants in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

Solicitation of Proxies

PubCo is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail but also may be made by telephone or in person. PubCo and its directors, officers and employees may also solicit proxies in person. PubCo will file with the SEC all scripts and other electronic communications as proxy soliciting materials. PubCo will bear the cost of the solicitation.

PubCo has hired Morrow Sodali to assist in the proxy solicitation process. PubCo will pay that firm a fee of $15,000, plus disbursements. PubCo will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. PubCo will reimburse them for their reasonable expenses.

Stock Ownership

As of the record date, our Sponsor, officers, directors, and/or their affiliates beneficially own an aggregate of 20% of the outstanding shares of common stock. Our Sponsor, officers, directors, and/or their affiliates intend to vote all of their shares of PubCo Class B common stock and any public shares acquired by them in favor of the Extension Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors, and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:

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the fact that Sponsor has agreed not to redeem any shares of PubCo Class A common stock held by it in connection with a stockholder vote to approve the Extension Amendment Proposal and Trust Amendment Proposal;

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the fact that Sponsor will benefit from the completion of a business combination and may have an incentive to complete an acquisition of a less favorable target company or on terms less favorable to PubCo stockholders rather than liquidate PubCo;

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the fact that Sponsor paid an aggregate of $25,000 for 7,906,250 shares of PubCo Class B common stock and such securities may have a higher value at the time of the business combination, estimated at approximately $81.9 million based on the closing price of $10.36 per public share on Nasdaq on April 28, 2023 and, as a result, Sponsor and its affiliates can earn a positive rate of return on their investment even if other PubCo stockholders experience a negative rate of return;

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the fact that Sponsor paid an aggregate of $12,223,750 for the 12,223,750 PubCo private placement warrants currently owned by Sponsor (which warrants had an aggregate market value of approximately $1.0 million based on the closing price of $0.0792 per PubCo public warrant on Nasdaq on April 28, 2023), and such warrants will expire worthless if an initial business combination is not consummated by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions;

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the fact that, at the option of Sponsor, any amounts outstanding under any loan made by Sponsor or any of its affiliates to PubCo in an aggregate amount of up to $1,500,000 may be converted into additional private placement warrants, at a price of $1.00 per warrant, none of which are outstanding as of the date of this filing;

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the fact that Sponsor and PubCo’s officers and directors will be reimbursed for any out-of-pocket expenses incurred in connection with activities undertaken on PubCo’s behalf, such as identifying potential partner businesses and performing due diligence on suitable initial business combination targets;

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the fact that while Sponsor, executive officers and directors of PubCo, or any of their respective affiliates may incur out of pocket expenses in connection with the Transaction, such out of pocket expenses are repaid periodically by PubCo and are not contingent on the closing of a business combination; and

•	the fact that Sponsor owes transaction fees that are not contingent upon the closing of an initial business combination, which, as of December 31, 2022, totaled $5.2 million;

The Board’s Reasons for the Extension Amendment Proposal and Trust Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment and Trust Amendment are in the best interests of PubCo and its stockholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal, and recommends that you vote “FOR” such proposals.

Our Charter provides that we have until June 1, 2023 (subject to the Paid Extensions) to complete our initial business combination under its terms. Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, we will provide our stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

We believe that it is in the best interests of our stockholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow our stockholders the opportunity to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination.

After careful consideration of all relevant factors, our board determined that the Extension Amendment and Trust Amendment are in the best interests of PubCo and its stockholders.

Principal Executive Offices

Our principal executive offices are located at 418 Broadway, Suite N, Albany, New York 12207 and its telephone number is (561) 532-4682.

Potential Application of Investment Company Act

As previously indicated, PubCo completed its IPO in March 2022. As a blank check company, the efforts of PubCo’s board of directors and management have been focused on searching for a target business with which to consummate an initial business combination since the completion of its IPO.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, which include proposals relating to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for SPACs satisfying certain criteria from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its IPO Registration Statement. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its initial business combination within 24 months after the effective date of its IPO Registration Statement. It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate PubCo. If we are required to liquidate PubCo, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. While the funds in the Trust Account continue to be invested in such instruments, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, PubCo currently intends, prior to the 24-month anniversary of the effective date its IPO Registration Statement, to instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination and the liquidation of PubCo. Interest on such deposit account is currently approximately 4.25% to 4.65% per annum, but such deposit account carries a variable rate and PubCo cannot assure you that such rate will not decrease or increase significantly. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. For the avoidance of doubt, the proceeds deposited in the Trust Account and the interest earned thereon shall not be used to pay for any excise tax due under the IR Act in connection with any redemptions of the public shares in connection with any redemption event.

In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate PubCo. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our stockholders would receive upon any redemption or liquidation of PubCo.

Recommendation of the Board

Our board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment Proposal

We are proposing to amend our Charter to extend the date by which we have to consummate a business combination to the Extended Date.

The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which amount shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PubCo’s remaining stockholders and board of directors, liquidate and dissolve, subject, in each case, to PubCo’s obligations under the DGCL to provide for claims of creditors and the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of the PubCo Class B common stock will not receive any monies held in the Trust Account as a result of their ownership of the PubCo Class B common stock.

The sole purpose of the Extension Amendment Proposal is to provide PubCo with sufficient time to consummate its pending, previously announced business combination pursuant to the Transaction Agreement. The Charter provides that we have until June 1, 2023 (subject to the Paid Extensions) to complete our initial business combination.

On August 24, 2022, we entered into the Transaction Agreement. Completion of the business combination is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Transaction Agreement and approval of the transaction by our stockholders. While we have entered into the Transaction Agreement, there can be no assurance that all of the conditions precedent set forth in the Transaction Agreement will be satisfied or that the proposed transaction will be consummated.

A copy of the proposed amendments to the Charter of PubCo is attached to this Proxy Statement in Annex A.

If the Extension Amendment Proposal is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Charter set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares, warrants and rights will remain publicly traded.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $325.4 million that was in the Trust Account as of December 31, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is approved and we do not consummate our initial business combination by the Extended Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which amount shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PubCo’s remaining stockholders and board of directors, liquidate and dissolve, subject, in each case, to PubCo’s obligations under the DGCL to provide for claims of creditors and the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of the PubCo Class B common stock will not receive any monies held in the Trust Account as a result of their ownership of the PubCo Class B common stock.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal was not approved, as described above.

In addition, each of the Trust Amendment Proposal and the Extension Amendment Proposal is cross-conditioned on the approval of each other.

Redemption Rights

If the Extension Amendment is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account. You will also be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination or if PubCo has not consummated our initial business combination by the Extended Date.

In order to exercise your redemption rights, you must:

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if you hold your PubCo Class A common stock through units, elect to separate your units into the underlying public shares, rights and warrants prior to exercising your redemption rights with respect to the public shares;

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prior to 5:00 p.m., Eastern Daylight time, on May 23, 2023, (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, to the attention of SPAC Redemption Team at 1 State Street Plaza, 30th Floor, New York, New York 10004, or by email at spacredemptions@continentalstock.com; and

•

tender your PubCo Class A common stock either physically or electronically through DTC to the transfer agent at least two business days before the special meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is PubCo’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, PubCo does not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your PubCo Class A common stock as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with PubCo’s consent, until the vote is taken with respect to the Extension

Amendment Proposal. If you delivered your shares for redemption to PubCo’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that PubCo’s transfer agent return the shares (physically or electronically). You may make such request by contacting PubCo’s transfer agent at the phone number or address listed above.

Each redemption of public shares by the PubCo stockholders will decrease the amount in the Trust Account. In no event, however, will PubCo redeem public shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon completion of the initial business combination.

Prior to exercising redemption rights, stockholders should verify the market price of their public shares as they may receive higher proceeds from the sale of their public shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. PubCo cannot assure you that you will be able to sell your public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the public shares when you wish to sell your shares.

If you exercise your redemption rights, your public shares will cease to be outstanding immediately prior to the Extension and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less taxes payable. You will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption.

If the Extension Amendment Proposal is not approved and PubCo does not consummate our initial business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions or PubCo does not obtain the approval of PubCo stockholders to extend the deadline for PubCo to consummate its initial business combination, it will be required to dissolve and liquidate and the warrants will expire worthless.

Holders of outstanding units must separate the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental with written instructions to separate such units into public shares, warrants and rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public share from the units.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker a fee of approximately $80.00 and it would be up to the broker whether or not to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether or not we require holders seeking to exercise redemption rights to tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against these proposals.

Recommendation of the Board

PUBCO’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

THE TRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal

Upon the closing of the IPO and the private placement, approximately $321.0 million ($10.15 per unit) of net proceeds, including the net proceeds of the IPO and certain of the proceeds of the private placement, was placed in the Trust Account with Continental acting as trustee and invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by us, until the earlier of: (i) the completion of a business combination or (ii) the distribution of the Trust Account as described below.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental agrees to commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by us in connection with either a closing of an initial business combination or our inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the date which is the later of (1) June 1, 2023 (subject to the Paid Extensions) and (2) such later date as may be approved by our stockholders in accordance with the Charter if an instruction letter pursuant to the foregoing clause (x) has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be changed, amended or modified, without the affirmative vote of at least a majority of our then outstanding common stock, voting together as a single class.

If the Trust Amendment Proposal is not approved at the Special Meeting or the amendment to the Trust Agreement contemplated thereby is not implemented, and an initial business combination is not completed by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, then as contemplated by and in accordance with the Trust Agreement, Continental has agreed that it will commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by us in connection with our inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the date that is the later of (1) June 1, 2023 (subject to the Paid Extensions) and (2) such later date as may be approved by our stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

In addition, each of the Trust Amendment Proposal and the Extension Amendment Proposal is cross-conditioned on the approval of each other.

If the Trust Amendment Proposal is Approved

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Extended Date and such later date as may be approved by our stockholders in accordance with the Charter if a letter of termination under the Trust Agreement is not received by Continental prior to such date.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against these proposals.

Recommendation of the Board

PUBCO’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE TRUST AMENDMENT PROPOSAL.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our board adjourn the Special Meeting beyond June 1, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by PubCo’s stockholders, the board may not be able to adjourn the Special Meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals presented at the Special Meeting.

Vote Required for Approval.

Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposal.

The Adjournment Proposal will be approved and adopted if the holders of a majority of the shares of common stock represented (in person online or by proxy) and voted thereon at the Special Meeting vote “FOR” the Adjournment Proposal. Failure to vote by proxy or to vote in person online at the Special Meeting or an abstention from voting will have no effect on the outcome of the vote on the Adjournment Proposal.

Recommendation of the Board

PUBCO’S BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of PubCo’s voting shares by:

•	each person who is known to be the beneficial owner of more than 5% of PubCo’s voting shares;

•	each of PubCo’s current officers and directors; and

•	all executive officers and directors of PubCo as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, provided that any person who acquires any such right with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise of such right. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

As of the record date, there were a total of 39,531,250 shares of common stock outstanding, including 31,625,000 shares of PubCo Class A common stock and 7,906,250 shares of PubCo Class B Common Stock. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Number of shares of PubCo Class A Common Stock	%	Number of shares of PubCo Class B Common Stock	%
GSR II Meteora Sponsor LLC (2)	—	—	7,826,250	99.0%
Gus Garcia	—	—	—	—
Lewis Silberman	—	—	—	—
Anantha Ramamurti	—	—	—	—
Joseph Tonnos	—	—	—	—
Michael Moe	—	—	20,000	*
Baris Guzel	—	—	20,000	*
David Lorber	—	—	20,000	*
Eve Mongiardo	—	—	20,000	*
All Current Officers and Directors as a Group (8 individuals)	—	—	7,906,250	100.0%

Current 5% Holders of PubCo
Saba Capital Management L.P. (3)	2,174,140	6.9%	—	—
Highbridge Capital Management LLC (4)	1,776,868	5.6%	—	—
HGC Investment Management Inc. (5)	2,796,937	8.8%	—	—
Hudson Bay Capital Management L.P. (6)	1,749,984	5.5%	—	—

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o GSR II Meteora Acquisition Corp., 418 Broadway, Suite N, Albany, New York 12207.
(2)

GSR II Meteora Sponsor LLC is the record holder of shares reported herein. Each of Gus Garcia, Lewis Silberman, Anantha Ramamurti, Joseph Tonnos and Vik Mittal are the managers of GSR II Meteora Sponsor LLC.

(3)	According to a Schedule 13G filed with the SEC on February 14, 2023, Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Boaz R. Weinstein may be deemed beneficial owners of such shares of PubCo Class A common stock. The principal business address for all such persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.
(4)

According to a Schedule 13G filed with the SEC on February 2, 2023, Highbridge Capital Management, LLC holds such shares of PubCo Class A common stock. The principal business address of the reporting person is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(5)

According to a Schedule 13G filed with the SEC on February 1, 2023, HGC Investment Management Inc. and HGC Fund L.P. may be deemed beneficial owners of such shares of PubCo Class A common stock. The principal business address of the reporting person is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada.

(6)

According to a Schedule 13G filed with the SEC on February 8, 2023, Hudson Bay Capital Management L.P. and Sander Gerber may be deemed beneficial owners of such shares of PubCo Class A common stock. The principal business address of the reporting person is 28 Havemeyer Place, 2nd Floor, Greenwich, CT 06830.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal and Trust Amendment Proposal are not approved and we do not consummate an initial business combination by June 1, 2023, and the Sponsor or its affiliates or designees do not elect to fund the Paid Extensions, we do not expect to hold any future annual meetings.

Stockholder Communications

Stockholders and interested parties may communicate with our board, any committee chairperson, or the non-management directors as a group by writing to the board or committee chairperson in care of 418 Broadway, Suite N, Albany, New York 12207.

Transfer Agent; Warrant Agent and Registrar

The registrar and transfer agent for the shares of common stock, the warrant agent for warrants and the rights agent for the rights is Continental. PubCo has agreed to indemnify Continental in its roles as transfer agent, warrant agent and rights agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

Delivery of Documents to Stockholders

Pursuant to the rules of the SEC, PubCo, and servicers that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request delivery of single copies of proxy statements in the future. Stockholders may notify us of their requests by calling or writing at our principal executive offices at (561) 532-4682 and 418 Broadway, Suite N, Albany, New York 12207.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact PubCo’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

Telephone: (800) 662-5200

(banks and brokers call collect at (203) 658-9400)

Email: GSRM.info@investor.morrowsodali.com

If you are a PubCo stockholder and would like to request documents, please do so by May 18, 2023, in order to receive them before the special meeting. If you request any documents from PubCo, PubCo will mail them to you by first class mail, or another equally prompt means.

All information contained in this proxy statement relating has been supplied by PubCo. Information provided by PubCo does not constitute any representation, estimate or projection of any other party.

This document is a proxy statement of PubCo for the Special Meeting. PubCo has not authorized anyone to give any information or make any representation that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it.

ANNEX A

PROPOSED AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GSR II METEORA ACQUISITION CORP.

                , 2023

GSR II METEORA ACQUISITION CORP., (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.

The name of the Corporation is “GSR II Meteora Acquisition Corp.” The original certificate of incorporation of the Corporation was filed under the name “GLA Meteora Acquisition Corp.” with the Secretary of State of the State of Delaware on October 14, 2021, as amended by the filing of the Corporation’s first certificate of amendment with the Secretary of State of the State of Delaware on December 21, 2021, as further amended by the filing of the Corporation’s second certificate of amendment with the Secretary of State of the State of Delaware on December 28, 2021, as further amended by the filing of the Corporation’s third certificate of amendment with the Secretary of State of the State of Delaware on January 12, 2022, and as amended and restated by the filing of the Corporation’s first amended and restated certificate of incorporation with the Secretary of State of the State of Delaware on February 28, 2022 (the “Certificate of Incorporation”);

2.	This amendment (the “Amendment”) to the Certificate of Incorporation further amends the Certificate of Incorporation;

3.

This Amendment to the Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”);

4.	The text of Section 9.1(b) of Article IX of the Certificate of Incorporation is hereby amended by deleting the following words:

“within 15 months (or up to 16 months, 17 months or 18 months, as applicable if the time to complete the initial business combination has been extended in accordance Section 9.1(c)) from the closing of the Offering”

and replacing them with the words:

“by July 1, 2023, which date the Company may extend to complete its initial Business Combination with eight (8) one-month extensions (each an “Extension Date”) to March 1, 2024 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, on the next date upon which the Office of the Delaware Division of Corporations shall be open for business), by resolution of the Board, if requested by the Sponsor, upon five (5) days’ advance notice prior to the applicable Extension Date (the “Deadline Date”)”;

5.	The text of Section 9.1(c) of Article IX of the Certificate of Incorporation is hereby amended by deleting the following words:

“(c) In the event that the Corporation has not consummated an initial Business Combination within 12 months from the date of the closing of the Offering, upon the Sponsor’s request, the Corporation may extend the period of time to consummate a Business Combination up to two times without stockholder approval, each for an additional three months, for an aggregate of 6 additional months, provided that (i) the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account $1,250,000 (or $1,437,500 if the underwriters’ over-allotment option is exercised in full) for

Annex A-1

each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the redemption of the Offering Shares in accordance with Section 9.2.”

and replacing them with the words:

[Reserved].;

6.	The text of Section 9.2(d) of Article IX of the Certificate of Incorporation is hereby amended by deleting the following words:

“within 15 months (or up to 16 months, 17 months or 18 months, as applicable if the time to complete the initial business combination has been extended in accordance with the procedures described in the Prospectus) from the closing of the Offering”

and replacing it with the following:

“by the Deadline Date”; and

7.	The text of Section 9.7 of Article IX of the Certificate of Incorporation is hereby amended by deleting the following words:

“within 15 months (or up to 16 months, 17 months or 18 months, as applicable if the time to complete the initial business combination has been extended in accordance with the procedures described in the Prospectus) from the date of the closing of the Offering”

and replacing them with the words:

“by the Deadline Date”.

Annex A-2

IN WITNESS WHEREOF, GSR II Meteora Acquisition Corp. has caused this Amendment to be duly executed in its name and on its behalf by an authorized officer as of this                  day of                 , 2023.

GSR II METEORA ACQUISITION CORP.

By:
Name:
Title:

Annex A-3

ANNEX B

AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment to Investment Management Trust Agreement (this “Agreement Amendment ”) is entered into effective as of                     , 2023 (the “Effective Date”) by and between GSR II Meteora Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement made effective as of February 24, 2022 (the “Trust Agreement”);

WHEREAS, capitalized terms contained in this Agreement Amendment without definition shall have the meanings ascribed to such terms in the Trust Agreement;

WHEREAS, the Board of Directors of the Company has approved and declared the advisability of certain amendments to the Charter with respect to the extension of the time within which the Company must complete an initial Business Combination, which amendments have been submitted to the stockholders of the Company for their consideration and vote, together with this Agreement Amendment, at a special meeting of the stockholders of the Company held on or about the Effective Date (the “Special Meeting”);

WHEREAS, Section 6(c) of the Trust Agreement provides that the Trust Agreement may only be changed, amended or modified pursuant to Section 6(c) thereof (e.g., by a writing signed by each of the parties to the Trust Agreement) with the Consent of the Stockholders, which is defined in Section 6(c) of the Trust Agreement, as relevant to the Special Meeting, to mean “receipt by the Trustee of a certificate from the inspector of elections of the Special Meeting certifying that the Company’s stockholders of record as of a record date established in accordance with Section 213(a) of the Delaware General Corporation Law, as amended (or any successor rule), who hold sixty-five percent (65%) or more of all then outstanding shares of Common Stock and Class B common stock, par value $0.0001 per share, of the Company, voting together as a single class, have voted in favor of such change, amendment or modification…” (such certificate, the “Requisite Vote Certificate”);

WHEREAS, the Trustee has received the Requisite Vote Certificate with respect to the Consent of the Stockholders to this Agreement Amendment; and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided in this Agreement Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Capitalized terms contained in this Agreement Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.

2. Amendment to the Trust Agreement. Effective as of the Effective Date, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Corporate Secretary or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Underwriter, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the

Annex B-1

Trust Account and not previously released to the Company to pay its taxes as well as expenses relating to the administration of the Trust Account (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; or (y) upon the date which is the later of (1) the Deadline Date (as such term is defined in the Company’s amended and restated certificate of incorporation (as may be amended from time to time, the “Charter”)) and (2) such later date as may be approved by the Company’s stockholders in accordance with the Charter, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company pursuant to pay its taxes as well as expenses relating to the administration of the Trust Account (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date; provided, however, that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable;”

3. No Further Amendment. The parties hereto agree that except as provided in this Agreement Amendment, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Agreement Amendment forms an integral and inseparable part of the Trust Agreement.

4. References. All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Agreement Amendment. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to February 24, 2022.

5. Governing Law; Jurisdiction. This Agreement Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes under this Agreement Amendment. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT AMENDMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

6. Counterparts. This Agreement Amendment may be executed in several original or electronic transmission or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

7. Other Miscellaneous Terms. The provisions of Sections 6(e), 6(f) and 6(g) of the Trust Agreement shall apply mutatis mutandis to this Agreement Amendment, as if set forth in full herein.

[Signature Pages Follow]

Annex B-2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement Amendment to be duly executed by their duly authorized representatives effective as of the Effective Date.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name: Francis Wolf
Title: Vice President

Annex B-3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement Amendment to be duly executed by their duly authorized representatives effective as of the Effective Date.

GSR II METEORA ACQUISITION CORP.

By:
Name:
Title:

Annex B-4

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail GSR II METEORA ACQUISITION CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 24, 2023. INTERNET - www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting - If you plan to attend the virtual online Special Meeting , you will need your 12 digit control number to vote electronically at the Special Meeting. To attend: https://www.cstproxy.com/gsrmet/ext2023 MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY CARD FOLD HERE " DO NOT SEPARATE " INSERT IN ENVELOPE PROVIDED Please mark like this GSR II METEORA ACQUISITION CORP. - THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, AND, IF NECESSARY, 3. your votes Proposal No. 1 - The Extension Amendment Proposal - a proposal to amend PubCo's amended and restated certificate of incorporation (the "Charter") pursuant to an amendment to the Charter in the form set forth in FOR AGAINST ABSTAIN Proposal No. 2 -Trust Amendment Proposal - a proposal to amend the Investment Management Trust Agreement, dated February 24, 2022, by and between PubCo and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (Continental and such agreement, the Trust Agreement) pursuant to an amendment in the form set forth in Annex B of the accompanying proxy statement, to change the initial FOR AGAINST ABSTAIN Annex A to the accompanying Proxy Statement (the "Extension Amendment" and such proposal, the "Extension Amendment Proposal") to extend the date (the "Extension") by which PubCo must (1) effect a merger, common stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, involving PubCo and one or more businesses or entities (an "initial business combination"), (2) cease all operations except for date on which Continental must commence liquidation of the trust account established by PubCo and Continental to hold the proceeds of the IPO and a portion of the proceeds of the sale of the private placement warrants to the Extended Date or such later date as may be approved by our stockholders in accordance with the Charter if a letter of termination under the Trust Agreement is not received by Continental prior to such date (the "Trust Amendment Proposal"). the purpose of winding up if it fails to complete such initial business combination and (3) redeem 100% of PubCo's Class A common stock, par value $0.0001 per share included as part of the units sold in PubCo's initial public offering that was consummated on March 1, 2022 (the "IPO"), from June 1, 2023 to July 1, 2023, Proposal No. 3 - The Adjournment Proposal - a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote FOR AGAINST ABSTAIN and to allow PubCo, without another stockholder vote, to further extend the date to consummate an initial business combination on a monthly basis up to eight times by an additional one month each time after July 1, 2023, or later extended deadline date, by resolution of PubCo's board of directors, if requested by GSR II Meteora Sponsor LLC, a Delaware limited liability company, upon five days' advance notice prior to the applicable deadline date, until March 1, 2024, unless the closing of the initial business combination shall have occurred prior thereto (the "Extended Date"). at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal (the "Adjournment Proposal"). PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF PROPOSAL NOS. 1, 2, AND, IF NECESSARY, "FOR" PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. CONTROL NUMBER SignatureSignature, if held jointly Date , 2023 Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of stockholders to be held on May 25, 2023 This notice of Special Meeting of stockholders and accompanying Proxy Statement are available at: https://www.cstproxy.com/gsrmet/ext2023 FOLD HERE " DO NOT SEPARATE " INSERT IN ENVELOPE PROVIDED FOR THE SPECIAL MEETING OF STOCKHOLDERS OF GSR II METEORA ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Gus Garcia and Lewis Silberman or the Chairperson of the Special Meeting (the "Proxies"), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of GSR II Meteora Acquisition Corp. ("GSRM" or the "PubCo"), a Delaware corporation, that the undersigned is entitled to vote (the "Shares") at the Special Meeting of stockholders of PubCo, to be held on May 25, 2023 at 10:00 a.m. Eastern Time, virtually over the internet at https://www.cstproxy.com/gsrmet/ext2023 (the "Special Meeting"), and at any adjournments and/or postponements thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)